LIST OF SIGNIFICANT SUBSIDIARIES	EXHIBIT 21.1
The following are the subsidiaries of the Registrant included in the Registrant’s consolidated financial statements at December 31, 2005. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

	Jurisdiction under	Percent of voting securities
Domestic	which organized	owned by Registrant
ATM Finance, Inc.	Ohio	100%
Central Security Systems, Inc.	Hawaii	100%
Data Information Management Systems, Inc.	California	100%
DBD Investment Management Company	Delaware	100%
Diebold Australia Holding Company, Inc.	Delaware	100%
Diebold China Security Holding Company, Inc.	Delaware	100%
Diebold Election Systems, Inc.	Delaware	100% (12)
Diebold Election Systems Holding Company, Inc.	Delaware	100%
Diebold EMEA Management, Inc.	Ohio	100%
Diebold Enterprise Security Systems, Inc.	New York	100%
Diebold Finance Company, Inc.	Delaware	100% (1)
Diebold Foreign Sales Corporation	St. Thomas, U.S. Virgin Islands	100% (1)
Diebold Global Finance Corporation	Delaware	100%
Diebold Holding Company, Inc.	Delaware	100%
Diebold Information and Security Systems, LLC	Delaware	100%
Diebold Investment Company	Delaware	100%
Diebold Latin America Holding Company, Inc.	Delaware	100%
Diebold Mexico Holding Company, Inc.	Delaware	100%
Diebold Midwest Manufacturing, Inc.	Delaware	100%
Diebold of Nevada, Inc.	Nevada	100%
Diebold Safe and Lock Corporation	Ohio	100%
Diebold Self-Service Systems	New York	100% (2)
Diebold Southeast Manufacturing, Inc.	Delaware	100% (3)
Diebold SST Holding Company, Inc.	Delaware	100%
Diebold Texas, Incorporated	Texas	100%
Diebold Transaction Services, Inc.	Delaware	100%
Global Systems Caribbean, Inc.	U.S. Virgin Islands	100% (35)
Griffin Technology, Incorporated	New York	100%
Guardian Burglar Proof Equipment Company	Ohio	100%
Herring-Hall-Marvin Safe Company	Ohio	100%
Herring-Hall-Marvin Safe Corp.	New York	100%
Impexa LLC	Texas	100% (4)
InterBold Technologies, Inc.	Delaware	100% (5)
Mayfair Software Distribution, Inc.	Delaware	100%
Newell Communications, Inc.	Virginia	100%
Nexus Software, Incorporated	Delaware	100%
Pioneer Systems, Inc.	Pennsylvania	100%

LIST OF SIGNIFICANT SUBSIDIARIES (CONTINUED)

	Jurisdiction under	Percent of voting securities
Domestic	which organized	owned by Registrant
R. D. Products, Inc.	New York	100% (6)
Spectrum Print & Mail Services, Ltd.	Delaware	100% (35)
TASC Security Inc.	California	100% (40)
VDM Holding Company, Inc.	Delaware	100%
Verdi & Associates, Inc.	New York	100%
York Safe and Lock Company, Inc.	New York	100%
York Safe and Lock Company	Pennsylvania	100%

	Jurisdiction under	Percent of voting securities
International	which organized	owned by Registrant
Cable Print N.V.	Belgium	100%
Cardinal Brothers Consulting Pty. Ltd.	Australia	100% (11)
Cardinal Brothers Manufacturing & Operations, Pty. Ltd.	Australia	100% (34)
Caribbean Self Service and Security Ltd.	Barbados	50% (15)
Central de Alarmas Adler, S.A. de C.V.	Mexico	100% (30)
Comercializadora Diebold Chile Limitada	Chile	100% (31)
DCHC, S.A.	Panama	100% (17)
Diebold ATM Cihazlari Sanayi Ve Ticaret A.S.	Turkey	100% (22)
Diebold Argentina, S.A.	Argentina	100% (17)
Diebold Australia Pty. Ltd.	Australia	100% (7)
Diebold Belgium B.V.B.A	Belgium	100% (26)
Diebold Brasil LTDA	Brazil	100% (17)
Diebold Cassis Manufacturing S.A.	France	100%
Diebold Colombia S.A.	Colombia	55% (20)
The Diebold Company of Canada, Ltd.	Canada	100%
Diebold — Corp Systems Sdn. Bhd.	Malaysia	100%
Diebold Czech Republic s.r.o	Czech Republic	100% (9)
Diebold Ecuador SA	Ecuador	100% (28)
Diebold Election Systems ULC	Canada	100%
Diebold EMEA Processing Centre Limited	United Kingdom	100%
Diebold Enterprise Security Systems, Benelux B.V.	Netherlands	100% (40)
Diebold Enterprise Security Systems Holdings UK Limited	United Kingdom	100% (38)
Diebold Enterprise Security Systems, Ireland Ltd.	Ireland	100% (40)
Diebold Enterprise Security Systems UK Limited	United Kingdom	100% (39)
Diebold Enterprise Security Systems NSW Pty Ltd	Australia	100% (39)
Diebold Enterprise Security Systems (VIC) Pty Ltd	Australia	100% (39)
Diebold Financial Equipment Company (China), Ltd.	China	85%
Diebold France SARL	France	100% (9)
Diebold Germany GmbH	Germany	100% (9)

LIST OF SIGNIFICANT SUBSIDIARIES (CONTINUED)

	Jurisdiction under	Percent of voting securities
International	which organized	owned by Registrant
Diebold Global Finance Centre Ltd.	Ireland	100% (9)
Diebold Hungary Ltd.	Hungary	100% (9)
Diebold India Private Limited	India	100%
Diebold International Limited	United Kingdom	100% (9)
Diebold Italy S.r.l.	Italy	100% (19)
Diebold Mexico, S.A. de C.V.	Mexico	100% (8)
Diebold Netherlands B.V.	Netherlands	100% (9)
Diebold OLTP Systems, A.V.V.	Aruba, Dutch West Indies	50%
Diebold OLTP Systems, C.A.	Venezuela	50% (15)
Diebold Osterreich Selbstbedienungssysteme GmbH	Austria	100% (9)
Diebold Pacific, Limited	Hong Kong	100%
Diebold Panama, Inc.	Panama	100% (17)
Diebold Paraguay S.A.	Paraguay	100% (31)
Diebold Peru S.r.l	Peru	100% (17)
Diebold Philippines, Inc.	Philippines	100% (27)
Diebold Poland S.p. z.o.o.	Poland	100% (9)
Diebold Portugal — Solucoes Informaticas, S.A.	Portugal	100% (9)
Diebold (Romania) S.R.L.	Romania	100%
Diebold Safetell International Security Limited	Australia	100% (11)
Diebold Security and Services Pty.	Australia	100% (11)
Diebold Security Systems Limited	United Kingdom	100% (37)
Diebold Selbstbedienyngssysteme (Schweiz) GmbH	Switzerland	100% (9)
Diebold Self-Service CIS Ltd.	Russia	100% (9)
Diebold Self Service Solutions Limited Liability Company	Switzerland	100% (21)
Diebold Self Service Solutions Namibia (Pty) Ltd.	Namibia	100% (25)
Diebold Services S.A.	France	51%
Diebold Singapore Pte. Ltd	Singapore	100%
Diebold Software Services Private Limited	India	100% (13)
Diebold South Africa (Pty) Ltd.	South Africa	100%
Diebold Spain, S.L.	Spain	100% (36)
Diebold Systems Private Limited	India	100%
Diebold (Thailand) Company Limited	Thailand	100%
Diebold Uruguay S.A.	Uruguay	100% (17)
DPB S.A.	Argentina	100% (17)
DSSS Panama, S.A.	Panama	55% (16)
I-Denti-Proof Ltd.	Canada	100% (33)
Mecaf Impressoras S.A.	Brazil	100% (18)
Nexus Software UK Ltd.	United Kingdom	100% (14)
OLTP MoneyNet C.A.	Venezuela	50% (32)

LIST OF SIGNIFICANT SUBSIDIARIES (CONTINUED)

	Jurisdiction under	Percent of voting securities
International	which organized	owned by Registrant
P.T. Diebold Indonesia	Indonesia	100% (10)
Procomp Amazonia Industria Eletronica S.A.	Brazil	100% (18)
Procomp Comercio e Servicos LTDA	Brazil	100% (18)
Procomp Industria Eletronica LTDA	Brazil	100% (18)
RLM Monitoring Pty. Ltd.	Australia	100% (11)
Sersi S.A.	France	100% (29)
SIAB (HK) Limited	Hong Kong	100% (5)
Shanghai Diebold King Safe Company, Limited	China	50% (24)
Shanghai Diebold Security Equipment Company, Ltd.	China	50% (24)
Shanghai Diebold Security Products Company, Limited	China	50% (24)
Sound Security Pty Ltd.	Australia	100% (11)
Starbuck Computer Empire, A.V.V.	Aruba, Dutch West Indies	50%
TASC Japan Limited	Japan	100% (39)
TASC Security (Holdings) Share Scheme Trustees Limited	United Kingdom	100% (39)
Tecron Security Pty. Ltd.	Australia	70% (23)

(1)	100% of voting securities are owned by Diebold Investment Company which is 100% owned by Registrant.

(2)	70% of partnership interest is owned by Diebold Holding Company, Inc., which is 100% owned by Registrant, while the remaining 30% partnership interest is owned by Diebold SST Holding Company, Inc., which is 100% owned by Registrant.

(3)	100% of voting securities are owned by Diebold Midwest Manufacturing, Inc., which is 100% owned by Registrant.

(4)	100% of voting securities are owned by Diebold Mexico Holding Company, Inc., which is 100% owned by Registrant.

(5)	100% of voting securities are owned by Diebold Self-Service Systems, which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST Holding Company, Inc., both of which are 100% owned by Registrant.

(6)	100% of voting securities are owned by Griffin Technology, Incorporated which is 100% owned by Registrant.

(7)	100% of voting securities are owned by Diebold Australia Holding Company, Inc. which is 100% owned by Registrant.

(8)	100% of voting securities are owned by Diebold Mexico Holding Company, Inc. which is 100% owned by Registrant.

(9)	100% of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company, which is 95% owned by Registrant and 5% owned by Diebold Holding Company, Inc., which is 100% owned by Registrant.

(10)	88.89% of voting securities are owned by Registrant, 11.11% of voting securities are owned by Diebold Pacific, Limited, which is 100% owned by Registrant.

(11)	100% of voting securities are owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc., which is 100% owned by Registrant.

(12)	100% of voting securities are owned by Diebold Election Systems ULC, which is 100% owned by Registrant.

(13)	99.99% of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company, which is 95% owned by Registrant and 5% owned by Diebold Holding Company, Inc., which is 100% owned by Registrant, while the remaining .01% of voting securities is owned by Registrant.

(14)	100% of voting securities are owned by Nexus Software, Incorporated, which is 100% owned by Registrant.

(15)	50% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(16)	55% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(17)	100% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(18)	100% of voting securities are owned by Diebold Brasil LTDA, which is 100% owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(19)	77% of voting securities are owned by Diebold International Limited, which is 100% owned by Diebold Self-Service Solutions Limited Liability Company, which is 95% owned by Registrant and 5% owned by Diebold Holding Company, Inc., which is 100% owned by Registrant, while the remaining 23% of the voting securities are owned by Diebold Cassis Manufacturing, S.A, which is 100% owned by Registrant.

LIST OF SIGNIFICANT SUBSIDIARIES (CONTINUED)

(20)	21.44% of voting securities are owned by Diebold Latin America Holding Company, Inc., 16.78 % of voting securities are owned by Diebold Panama, Inc. which is 100% owned by Diebold Latin America Holding Company, Inc., and the remaining 16.78% of voting securities are owned by DCHC SA, which is 100% owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(21)	95% of voting securities are owned by Registrant, while 5% of voting securities are owned by Diebold Holding Company, Inc., which is 100% owned by Registrant.

(22)	50% of voting securities are owned by Diebold Netherlands B.V., which is 100% owned by Diebold Self-Service Solutions Limited Liability Company, , while the remaining 50% of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company, which is 95% owned by Registrant and 5% owned by Diebold Holding Company, Inc., which is 100% owned by Registrant.

(23)	70% of voting securities are owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc., which is 100% owned by Registrant.

(24)	50% of voting securities are owned by Diebold China Security Holding Company, Inc., which is 100% owned by Registrant.

(25)	100% of voting securities are owned by Diebold South Africa (Pty) Ltd., which is 100% owned by Registrant.

(26)	10% of voting securities are owned by Diebold Selbstbedienungssysteme GmbH, which is 100% owned by Diebold Self Service Solutions Limited Liability Company; while the remaining 90% of voting securities are owned by Diebold Self -Service Solutions Limited Liability Company, which is 95% owned by Registrant and 5% owned by Diebold Holding Company, Inc., which is 100% owned by Registrant.

(27)	100% of voting securities are owned by Diebold (Thailand) Company Limited, which is 100% owned by Registrant.

(28)	99.99% of voting securities are owned by Diebold Columbia SA (refer to 21 for ownership), while the remaining 0.01% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(29)	100% of voting securities are owned by Diebold International Limited, which is 100% owned by Diebold Self-Service Solutions Limited Liability Company, which is 95% owned by Registrant and 5% owned by Diebold Holding Company, Inc., which is 100% owned by Registrant.

(30)	.01% of voting securities are owned by Registrant, while 99.99% of voting securities are owned by Impexa LLC, which is 100% owned by Diebold Mexico Holding Company, Inc., which is 100% owned by Registrant.

(31)	1% of voting securities are owned by Registrant, while 99% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(32)	50% of voting securities are owned by Procomp Industria Eletronica LTDA, which is 100% owned by Diebold Brasil LTDA, which is 100% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by Registrant.

(33)	100% of voting securities are owned by Griffin Technology, Incorporated, which is 100% owned by Registrant.

(34)	100% of voting securities are owned by Cardinal Brothers Consulting Pty. Ltd. (refer to 12 for ownership).

(35)	100% of voting securities are owned by Diebold Election Systems, Inc., which is 100% owned by Diebold Election Systems ULC, which is 100% owned by Registrant.

(36)	100% of voting securities are owned by VDM Holding Company, Inc., which is 100% owned by Registrant.

(37)	100% of voting securities are owned by Diebold Enterprise Security Systems, Inc., which is 100% owned by Registrant.

(38)	100% of voting securities are owned by Diebold Security Systems Limited, which is owned by Diebold Enterprise Security Systems, Inc., which is 100% owned by Registrant.

(39)	100% of voting securities are owned by Diebold Enterprise Security Systems Holdings UK Limited, which is owned by Diebold Security Systems Limited, which is owned by Diebold Enterprise Security Systems, Inc., which is 100% owned by Registrant.

(40)	100% of voting securities are owned by Diebold Enterprise Security Systems UK Limited (refer to 39 for ownership).